SCHEDULE 14A
                                   (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential,  for Use of the  Commission on Only (as permitted by
         Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting   Material   Pursuant  to  Section   240.14a-11c  or  Section
        240.14a-12


                         ALLEGHENY BANCSHARES, INC.
                         ---------------------------
               (Name of Registrant as Specified in Its Charter)

                          William A. Loving, Jr. , CLBB
                       ------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules
        14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
      (2) Aggregate  number of securities to which  transactions applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
      (5) Total fee paid:

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[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

          -------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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



                           ALLEGHENY BANCSHARES, INC.
                              300 NORTH MAIN STREET
                                  P.O. BOX 487
                          FRANKLIN, WEST VIRGINIA 26807
                                 (304) 358-2311


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 2003


      The Annual Meeting of Shareholders of Allegheny Bancshares, Inc. ("Allegheny") will be held on Monday, May 12, 2003, at the Community Center, Franklin, West Virginia, at 12:00 p.m., local time (lunch will be provided), for the following purposes:

      1. To elect three directors to serve until the next Annual Meeting of Shareholders;

      2. To ratify the board of directors' selection of SB Hoover & Company, LLP, as the company's independent auditors for 2003; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Shareholders who are holders of record on April 15, 2003, may vote at the meeting.

                                          By Order of the Board of Directors,



                                          William A. Loving, Jr.
                                          Executive Vice President and
                                          Chief Executive Officer

Franklin, West Virginia
April 18, 2003



Please vote, sign, date and return the enclosed proxy in the enclosed, self-addressed envelope as promptly as possible, even if you plan to attend the meeting. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. You may revoke your proxy before it is voted at the meeting.

                                TABLE OF CONTENTS
                                                                        Page No.

      VOTING PROCEDURES AND REVOKING YOUR PROXY..............................4

            VOTING FOR DIRECTORS.............................................5

            VOTING FOR RATIFICATION OF AUDITORS..............................5

            REVOKING YOUR PROXY..............................................5

*     ELECTION OF DIRECTORS (Item 1 on Proxy Card)...........................6

            MEMBERS OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS
             AND MANAGEMENT NOMINEES TO ALLEGHENY'S BOARD....................6

            BOARD INFORMATION................................................8
                  Number of Meetings.........................................8
                  Board Committees...........................................8
                  Board Compensation.........................................9
                  Certain Transactions With Directors and Officers and
                    Their Associates.........................................9
                  Board of Directors Report on Executive Compensation.......10
                  Performance Graph.........................................11

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........12

            EXECUTIVE COMPENSATION AND OTHER INFORMATION....................12
                  Summary of Compensation...................................12
                  Employment and Change in Control Agreements...............13
                  401(k) Plan...............................................13
                  Security Ownership of Certain Beneficial Owners and
                    Management..............................................13

*     RATIFICATION OF AUDITORS (Item 2 on Proxy Card).......................15

      ANNUAL REPORT ON FORM 10-KSB..........................................15

      OTHER INFORMATION.....................................................15

      SHAREHOLDER PROPOSALS FOR 2004........................................16

*     Matters to be voted upon.

               ALLEGHENY BANCSHARES, INC.300 NORTH MAIN STREET
           P.O. BOX 487FRANKLIN, WEST VIRGINIA 26807(304) 358-2311

                                 PROXY STATEMENT
         Allegheny Bancshares, Inc.'s ("Allegheny") board of directors is soliciting proxies to vote Allegheny's shares at the 2003 Annual Meeting of Shareholders. Shareholders will meet at 12:00 p.m. on Monday, May 12, 2003, for the purposes stated in the accompanying Notice of Annual Meeting. On or about April 18, 2003, Allegheny began mailing this proxy statement to shareholders of record as of April 15, 2003. Shareholders as of April 15, 2003, may vote at the meeting.

         Please read this proxy statement carefully. You will find more information about Allegheny and Pendleton County Bank (the "bank") in our enclosed 2002 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

         Allegheny will pay for the cost of preparing, assembling, printing and mailing of the proxy material and for the board of directors' solicitation of proxies, and employees of the bank may follow up on this written solicitation by telephone or other methods of communication. Directors, officers and employees of the bank may solicit proxies personally, by telephone, telegraph and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock, and upon request, Allegheny will reimburse them for reasonable forwarding expenses.

         As of April 1, 2003, the company had 2,000,000 authorized shares of common stock with 899,323 shares issued and outstanding.

                  VOTING PROCEDURES AND REVOKING YOUR PROXY

         If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the three nominees as directors and "FOR" the ratification of the selection of SB Hoover & Company, LLP, as independent auditors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

                              VOTING FOR DIRECTORS
         Allegheny's bylaws currently provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently 10 directors on the board, three of whom are nominees for election at the 2003 Annual Meeting. All of the nominees are non-employee directors.

         Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

      The table on page 3 of this proxy statement contains background information on each director nominee.

                       VOTING FOR RATIFICATION OF AUDITORS

      A favorable vote by a majority of shareholders of the company's common stock represented at the Annual Meeting is required to ratify the selection of SB Hoover & Company, LLP, as independent auditors for 2003.

                               REVOKING YOUR PROXY

      You may revoke your proxy before it is voted at the Annual Meeting by:

      o     notifying the bank in person;

      o     giving written notice to the bank;

      o     submitting to the bank a subsequently dated proxy; or

      o     attending the meeting and withdrawing the proxy before it is voted.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

      Allegheny's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than three nor more than 25 directors. The board of directors has set the number of directors to serve in 2003 at ten, which means that three directors will be elected at the 2003 Annual Meeting and will serve a term expiring at the 2006 Annual Meeting or until a successor is selected.

          MEMBERS OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND
                   MANAGEMENT NOMINEES TO ALLEGHENY'S BOARD


                                                  Term    Principal Occupation
         Name          Age  Position With        Expires  For Past Five Years
                            Allegheny
         -----         ---  --------------       -------  --------------------

*Thomas J. Bowman       78  Director of            2003   Owner of Earnest
                            Allegheny Since               Bowman & Brother and
                            2002; Director of             Self-Employed Farmer
                            Pendleton County
                            Bank Since 1969

Roger D. Champ          57  Director of            2005   Self-Employed
                            Allegheny Since               Contractor
                            2002; Director of
                            Pendleton County
                            Bank Since 1994

*John E. Glover         60  Director of            2003   Self-Employed Dentist
                            Allegheny Since
                            2002; Director of
                            Pendleton County
                            Bank Since 1999

Carole H. Hartman       56  Director of            2005   Owner of Pendleton
                            Allegheny Since               County Insurance
                            2002; Director of             Agency, Self-Employed
                            Pendleton County              Farmer
                            Bank Since 1990;
                            Secretary of the
                            Bank Board

John D. Heavner         67  Director of            2005   Self-Employed Farmer
                            Allegheny Since
                            2002; Director of
                            Pendleton County
                            Bank Since 1972

*   Management Nominee

                                                   Term   Principal Occupation
         Name          Age  Position With        Expires  For Past Five Years
                            Allegheny
         -----         ---- -------------        --------  -------------------

Richard W. Homan        80  Director of            2004   Banker
                            Allegheny since
                            2002; Director of
                            Pendleton County
                            Bank Since 1952;
                            President of Bank
                            and CEO Prior to
                            October 16, 2000

William A. Loving, Jr. 48   Director of            2005   1993-2000 Regional
                            Allegheny Since               Vice-President With
                            2002; Executive Vice          One Valley Bank in
                            President and CEO of          Beckley, WV
                            Pendleton County
                            Bank Since 2000;
                            Executive Vice
                            President and CEO of
                            Allegheny Since 2002

William McCoy, Jr.      81  Director of            2004   Owner of Pendleton
                            Allegheny Since               Times, Attorney
                            2002; Director of
                            Pendleton County
                            Bank Since 1954

Jerry D. Moore          50  Director of            2004   Self-Employed Attorney
                            Allegheny Since
                            2002; Director of
                            Pendleton County
                            Bank Since 1987

*Richard C. Phares      74  Director of            2003   Owner of R.C. Phares
                            Allegheny Since               Store, Self-Employed
                            2002; Director of             Farmer
                            Pendleton County
                            Bank Since 1969

Claudia Acord           33  Chief Financial          _    Accountant
                            Officer of Pendleton
                            County Bank and
                            Allegheny

*   Management Nominee

BOARD INFORMATION

      While there is no such requirement, the board of directors of Pendleton County Bank and Allegheny are, and have at all times been, identical.

Number of Meetings

      The board of directors of Allegheny met twice in 2002, and all directors were present. The board of directors of the bank met for 42 regular weekly meetings and one special meeting in 2002. Special meetings are held from time to time as required. During 2003, the bank board has held nine regular meetings. During the year, each of the directors attended at least 75% of all meetings of the boards of Allegheny and the bank and all committees of the boards on which they served.

Board Committees

      The board of directors has not established formal nominating or compensation committees as the entire board serves in these capacities. Currently, due to the fairly recent formation of Allegheny, Allegheny does not have an audit committee. The audit committee of the bank has been serving in this capacity. Allegheny plans to establish an audit committee in 2003. The audit committee information discussed below pertains to the bank's audit committee.


      Audit Committee - The audit committee was formed in January, 2002, and is composed of the following non-management directors: Dr. John Glover, Roger Champ, and T.J. Bowman. The functions performed by the committee are set forth in the "Report of the Audit Committee," included in this proxy statement. The audit committee of the bank is governed by a written charter approved by the board of directors in January, 2002.

      Report of the Audit Committee - The audit committee oversees the bank's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.

      The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the bank's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the bank, including the matters in the written disclosures required by the independent standards board and considered the compatibility of non-audit services with the auditors' independence.

      The committee discussed with the bank's internal and independent auditors the overall scope and plans for their respective audits. The committee met with the internal and independent auditors, with and without management present, and discussed the results of their examinations, their evaluation of the bank's internal controls, and the overall quality of the bank's financial reporting. The committee held three meetings in 2002.

      In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the FDIC. The committee and the board have also approved the selection of Allegheny's independent auditors.

      Based upon the review and discussions referred to above, the board of directors recommends that the audited financial statements for the year ended December 31, 2002, be included in the bank's Annual Report on Form 10-KSB and filed with the FDIC.

March 20, 2003                            Dr. John Glover
                                          Roger Champ
                                          T.J. Bowman


      This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the bank specifically incorporates this report by reference. They will not otherwise be filed under such Acts.

Board Compensation

      Directors receive $250 for each board meeting of the bank they attend. In 2002, the board of directors of Allegheny and the bank received $97,550, in the aggregate, for all board of directors' meetings attended and all fees paid for Allegheny and the bank.

Certain Transactions With Directors and Officers and Their Associates

      The bank has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of Allegheny and the bank and their associates. Total loans outstanding from the bank at December 31, 2002, to the bank's and Allegheny's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $1,517,106, or approximately 7.6% of the bank's total equity capital. These extensions of credit are made at the same terms and conditions of other non-director borrowings. They do not involve more than the normal risk of collectibility or present other unfavorable features.

      Directors Bowman, Champ, Glover, Hartman, Heavner, Loving and Phares provide evaluation services to the bank in connection with evaluations of collateral for secured loans. The bank pays a standard rate for these services and therefore, amounts paid to these directors are as favorable to the bank as they would be with third parties not otherwise affiliated with the bank.

      Director Moore provides legal services for the bank and Allegheny. Based on information provided by him, payments made by the bank to him for legal services were less than five percent of his gross revenue.

      The bank purchases property insurance coverage from Pendleton County Insurance Agency of which Director Hartman is an owner. The terms of and premiums for this insurance are as favorable to the bank as they would have been with third parties not otherwise affiliated with the bank.

Board of Directors Report on Executive Compensation

      The board of directors establishes compensation policies, plans and programs to accomplish three objectives:

o     To attract and retain highly capable and well-qualified executives;

o     To focus executives' efforts on increasing long-term shareholder value;
      and

o To reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Allegheny.

      The board meets at least annually, and otherwise when necessary, with the chief executive officer to review and approve the compensation programs for executives. In determining the salary budget for 2002, and in fixing levels of executive compensation, the committee considered:

o     The bank's performance relative to its long-range goals and its peers;
      and

o     The relative individual performances of each executive.

      The compensation committee has determined that the bank's compensation is competitive with peer banks in its geographical area.

      During 2002, the chief executive officer's base compensation was set pursuant to an employment agreement, which is discussed elsewhere in this proxy statement. The board of directors arrived at the amounts in the employment agreement basically the same way as for other executives, recognizing that the chief executive officer has overall responsibility for the performance of the bank.

      This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the bank specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

      The report is submitted by the board of directors, which consists of the following individuals:

            Thomas J. Bowman              Richard W. Homan
            Roger D. Champ                William McCoy, Jr.
            John E. Glover                Jerry D. Moore
            Carole H. Hartman             Richard C. Phares
            John D. Heavner               William A. Loving, Jr.

Performance Graph

      The following graph (under separate file) compares the yearly percentage change in Allegheny's cumulative total shareholder return on common stock for the five-year period ending December 31, 2002, with the cumulative total return of the Media General Index (SIC Code Index 6712-Bank Holding Companies).
Because Allegheny was not formed until 2002, information regarding the bank is used to complete the five-year period. Shareholders may obtain a copy of the index by calling Media General Financial Services, Inc., at telephone number
(804) 649-6923. There is no assurance that the bank's stock performance will continue in the future with the same or similar trends as depicted in the graph.

      The information used to determine Allegheny's cumulative total shareholder return on its common stock is based upon information furnished to Allegheny by one or more parties involved in purchases or sales of Allegheny's common stock. There is no public market for the common stock and share prices used to determine the cumulative shareholder return are based upon sporadic trading activity in privately negotiated transactions. We have not attempted to verify or determine the accuracy of the representations made to us.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Allegheny's directors and executive officers, and persons who own more than 10% of the registered class of the bank's equity securities, to make stock ownership and transaction filings with the SEC and to provide copies to Allegheny. Based solely on a review of the reports furnished to Allegheny and written statements that no other reports were required, all Section 16(a) filing requirements applicable to its officers and directors were met. Allegheny is required to report late filings.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

                             Summary of Compensation

      Allegheny's officers did not receive compensation as such during 2002. The table below reflects information concerning the annual compensation for services in all capacities to the bank for the fiscal years ended December 31, 2002, 2001 and 2000, for any executive officer whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                     Annual Compensation (1)

                                                  -----------------------------

                                                                        Other
       Name and Principal Position        Year   Salary     Bonus      Annual
                                                                       Compen-
                                                                       sation

William A. Loving, Jr., Executive Vice    2002  $122,134   $10,585 (2) $    0
President and Chief Executive Officer     2001  $116,374   $11,631 (3) $    0
                                          2000  $ 19,904   $     0     $8,067(4)


(1)Does not include perquisites and other personal benefits, the amount of which are not shown because the aggregate amount of such compensation during the years presented did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
(2)Paid in 2003.
(3)Paid in 2002.
(4)Moving and relocation expenses, including temporary housing.

      The company does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans.

                 Employment and Change in Control Agreements

      The bank entered into a three-year employment agreement with William A. Loving, Jr. effective October 16, 2000, in which Mr. Loving agreed to serve as the bank's chief executive officer. Under the employment agreement, the bank may terminate Mr. Loving's employment prior to the expiration of the term of employment with or without cause; provided, however, in the event the bank terminates his employment without cause (as defined in the employment agreement), he will be entitled to severance equal to the sum of his base annual compensation for the greater of (i) the remainder of the term of the employment agreement (had it not been terminated) or (ii) three months. Under the employment agreement, Mr. Loving is entitled to annual compensation of $115,000, plus any bonus resulting from any subsequently adopted bonus plan. The employment agreement also contains a provision regarding non-competition, which effectively restricts Mr. Loving's ability to work in a similar capacity within the Counties of Pendleton, Grant and Hardy, West Virginia, for a period of two years following termination of employment with the bank.

      At the same time as the execution of the employment agreement by the bank and Mr. Loving, the parties also entered into an executive severance agreement effective for a period ending on December 31, 2003 (but subject to annual renewals thereafter unless either party objects). This agreement provides that upon a change in control (as defined in the agreement) and for a period of two years thereafter, if Mr. Loving's employment is terminated involuntarily by the bank (or its successor) without cause, Mr. Loving shall be entitled to a severance payment in the amount equal to one times his annual base salary (in effect at termination of employment or change in control, whichever is greater). In addition, the bank, or its successor, shall be obligated to provide Mr. Loving health insurance coverage comparable to that received immediately prior to termination of employment for a period of one year thereafter.

                                   401(k) Plan

      The bank maintains a 401(k) profit sharing plan that generally covers all employees who have completed one year of service. Contributions to the plan are based on a percentage of each employee's salary plus matching contributions. The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2002 amounted to $59,478.

        Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information as of March 1, 2003, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the bank's directors; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules. Share totals include 500 directors' qualifying shares, which the bank's bylaws require each director to own.

                                Amount and Nature of
     Name and Address          Beneficial Ownership (1)(2)      Percent of Class
     ----------------          --------------------             ----------------

T.J. Bowman                     1,600  Direct                        1.46%
P.O. Box 905                   11,555  Indirect
Franklin, WV  26807

Roger Champ                     3,854  Direct                          *
P.O. Box 395                      480  Indirect
Moorefield, WV  26836

John E. Glover                  5,843  Direct                        1.46%
P.O. Box 668                    7,300  Indirect
Petersburg, WV  26847

Carole H. Hartman               2,500  Direct                          *
P.O. Box 864                      540  Indirect
Franklin, WV  26807

John D. Heavner                 2,400  Direct                          *
HC 60, Box 4                    1,200  Indirect
Upper Tract, WV  26866

Richard Homan                     600  Direct                        7.84%
P.O. Box 550                   70,040  Indirect (3)
Franklin, WV  26807

William McCoy, Jr.             16,725  Direct                        3.19%
P.O. Box 886                   12,000  Indirect
Franklin, WV  26807

Jerry Moore                     9,775  Direct                        1.12%
P.O. Box 8                        300  Indirect
Franklin, WV  26807

Richard C. Phares              17,570  Direct                        1.95%
P.O. Box 1092
Onego, WV  26886

William A. Loving, Jr.            649  Direct                         *
P.O. Box 238
Franklin, WV  26807

All Directors and             164,931                               18.33%
Executive Officers As a
Group

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(2) Includes qualifying shares of 500 as required by the bank's bylaws.
(3) Consists of 33,400 held in the Richard Homan Trust and the Jean Ann
    Homan Trust of which Mr. Homan is Trustee. Also includes 36,500 shares owned by Captaur Limited Liability company in which Mr. Homan owns a 50% interest and serves as Member/Manager.
(*) Less than 1%.


                            RATIFICATION OF AUDITORS
                             (Item 2 on Proxy Card)

      The board of directors has selected the firm of SB Hoover & Company, LLP, to serve as the independent auditors for 2003. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of SB Hoover & Company, LLP, to the shareholders for ratification. If the shareholders do not ratify the appointment of SB Hoover & Company, LLP, the board of directors will consider the appointment of other independent auditors.

       SB Hoover & Company, LLP, advised Allegheny that no member of that accounting firm has any direct or indirect material interest in Allegheny. A representative of SB Hoover & Company, LLP, will be present at the Annual Meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of SB Hoover & Company, LLP, unless otherwise directed.

                          ANNUAL REPORT ON FORM 10-KSB

      You may obtain a copy of the Annual Report on Form 10-KSB, as filed by the bank with the FDIC, by contacting William A. Loving, Jr., Executive Vice President and Chief Executive Officer, Allegheny Bancshares, Inc., 300 North
Main Street, P.O. Box 487, Franklin, West Virginia   26807, (304) 358-2311.

                                OTHER INFORMATION

      If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of the company, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                         SHAREHOLDER PROPOSALS FOR 2004

      Any shareholder who wishes to have a proposal placed before the 2004 Annual Meeting of Shareholders must submit the proposal to the secretary of the bank, at its executive offices, no later than January 13, 2004, 120 days prior to the 2004 Annual Meeting, to have it considered for inclusion in the proxy statement of that Annual Meeting.


                                          William A. Loving, Jr.
                                          Executive Vice President and
                                          Chief Executive Officer

                           ALLEGHENY BANCSHARES, INC.
                              300 NORTH MAIN STREET
                                  P.O. BOX 487
                          FRANKLIN, WEST VIRGINIA 26807
                                 (304) 358-2311


                                      PROXY

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 2003


      William McCoy, Jr., Carole H. Hartman and Richard W. Homan, or any one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Allegheny Bancshares, Inc., at the Annual Meeting of Shareholders to be held May 12, 2003, and any adjournment thereof.


                                              FOR          WITHHOLD    FOR ALL
                                              ALL           ALL        EXCEPT*
                                              ---           ---        -------
                                                          (Except Nominee(s)
Written Below)

1.    Election of directors for the terms
      specified in the proxy statement:
      Thomas J. Bowman
      John E. Glover
      Richard C. Phares

      ----------------------------------
      * (Except Nominee(s) written above.)


2.    Ratify the selection of
      SB Hoover & Company, LLP,
      as independent auditors for 2003:


3.    To transact such other business as
      may properly come before the
      meeting or any adjournments thereof:



(Continued and To Be Signed On Reverse Side)

ALLEGHENY BANCSHARES, INC.



      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no specification is made, the shares represented by this proxy will be voted "FOR" the election of all director nominees. Each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at the annual meeting, this proxy shall be voted in accordance with the recommendation of the board of directors.

      The board of directors recommends a vote "FOR" the listed proposals.



                                          Date:                         ,2003
                                                 -----------------------



                                          Number of Persons Who Will Attend the
                                          Luncheon and Annual Meeting on Monday,
                                          May 12, starting at noon:
                                                                     --------



                                          ------------------------------------
                                          (Signature of Shareholder)


                                          ------------------------------------
                                          (Signature of Shareholder)

                                          When signing as attorney, executor,
                                          Administrator, trustee or guardian,
                                          please Sign full title.  If more than
                                          one trustee, all should sign.  ALL
                                          JOINT OWNERS MUST SIGN as printed
                                          on label to your left.







                PLEASEMARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED ENVELOPE.